UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 April 17, 2003
Date of Report (Date of Earliest Event Reported)

HELIX TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6866	04-2423640
(Commission File Number)	(I.R.S. Employer Identification No.)

Mansfield Corporate Center
Nine Hampshire Street
Mansfield, Massachusetts	02048-9171
(Address of Principal Executive Offices)	(Zip Code)

(508) 337-5500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

HELIX TECHNOLOGY CORPORATION

Item 7.  Financial Statements and Exhibits.

c.  Exhibits:

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description of Exhibit

99.1	First Quarter 2003 Earnings Release dated April 17, 2003

Item 9.  Regulation FD Disclosure.

On April 17, 2003, Helix Technology Corporation (the "Company") announced via press release the Company's results for its first quarter ended March 28, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TECHNOLOGY CORPORATION

Date: April 17, 2003	By: /s/ Jay Zager
Jay Zager
Senior Vice President and
Chief Financial Officer

HELIX TECHNOLOGY CORPORATION

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	First Quarter 2003 Earnings Release dated April 17, 2003